American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated May 23, 2014 ■ Statement of Additional Information dated March 1, 2014

The following replaces the table under the Bonus section on page 33.

Fund	Benchmark	Peer Group (1)
Global Real Estate	FTSE EPRA/NAREIT Global Index(2)	Morningstar Global Real Estate
Real Estate	MSCI U.S. REIT Index	Morningstar Real Estate

[1]

Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

[2]	Effective January 1, 2014, the benchmark changed from the MSCI All Country World IMI Real Estate Index to the FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Index Series.

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